SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2015

Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	775 Spartan Blvd., Suite 102, P.O. Box 5627, Spartanburg, SC	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On August 31, 2015, Synalloy Corporation ("the Company") issued a press release announcing that its Board of Directors authorized a stock repurchase program for up to 1,000,000 shares of its outstanding common stock over the next 24 months. A copy of the press release announcing the approval of the stock repurchase program is attached as Exhibit 99 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit
99	Synalloy Corporation Press Release dated August 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /s/ Dennis M. Loughran
Dennis M. Loughran
Chief Financial Officer

Dated: August 31, 2015